UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 17, 2003
                         ------------------------------
                        (Date of earliest event reported)

                            FAUQUIER BANKSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            VIRGINIA                       2-25805               54-1288193
-------------------------------         ------------         -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186
                                 (540) 347-2700
             ------------------------------------------------------
          (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit
         -------

         99      Fauquier Bankshares, Inc. press release dated April 17, 2003

ITEM 9.          REGULATION FD DISCLOSURE

THE INFORMATION IN THIS REPORT IS BEING FURNISHED PURSUANT TO ITEM 12 OF FORM 8-K IN ACCORDANCE WITH SEC RELEASE NO. 33-8216.

On April 17, 2003, Fauquier Bankshares, Inc. ("Bankshares") issued a press release commenting on first quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FAUQUIER BANKSHARES, INC.
                                       REGISTRANT

                                     By:      /s/  Eric P. Graap
                                         --------------------------------
                                         ERIC P. GRAAP
                                         Senior Vice President and Chief
                                         Financial Officer
Date: April 17, 2003


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                                  EXHIBIT INDEX

Exhibit
 Number          Exhibit Description
--------         -------------------

     99          Fauquier Bankshares, Inc. press release dated April 17, 2003